UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2022

Evo Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40029	85-4030703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Stateline Road

Crystal Bay, Nevada 89402

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (775) 624-9360

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	EVOJU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share, included as part of the units	EVOJ	The Nasdaq Stock Market LLC
Redeemable Warrants, included as part of the units	EVOJW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 6, 2022, Evo Acquisition Corp. (the “Company”) issued a promissory note (the “Note”) in the principal amount of up to $1,500,000 to Evo Sponsor LLC (the “Sponsor”). The Note was issued in connection with advances the Sponsor will make to the Company for working capital expenses. The Note bears no interest and is due and payable on the date on which the Company consummates its initial business combination. The principal balance may not be prepaid without the Sponsor’s written consent. At the election of the Sponsor, all or a portion of the unpaid principal amount of the Note may be converted into warrants at a price of $1.00 per warrant (the “Conversion Warrants”). The Conversion Warrants would be identical to the warrants issued by the Company to the Sponsor in a private placement in connection with the Company’s initial public offering. The Conversion Warrants and their underlying securities are entitled to the registration rights set forth in the Note.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02. Unregistered Sale of Equity Securities.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Note issued to the Sponsor was offered and sold in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
10.1	Promissory Note of the Company, dated April 6, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 6, 2022

EVO ACQUISITION CORP.

By:	/s/ Richard Chisholm
Name: Richard Chisholm
Title: Chief Executive Officer

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